                                                                    Exhibit 10.1

                                                                [EXECUTION COPY]

                       FOURTH AMENDMENT TO SECOND AMENDED
                          AND RESTATED CREDIT AGREEMENT

     This Fourth Amendment to Second Amended and Restated Credit Agreement (this "Fourth Amendment") dated as of November 15, 2005, is by and among PARALLEL PETROLEUM CORPORATION, a Delaware corporation, and PARALLEL, L.P., a Texas limited partnership (collectively, the "Borrowers"), and PARALLEL, L.L.C., a Delaware limited liability company ("Guarantor"), and CITIBANK TEXAS, N.A. (formerly known as First American Bank, SSB), BNP PARIBAS, WESTERN NATIONAL BANK and CITIBANK, F.S.B. (collectively, "Lenders"), and CITIBANK TEXAS, N.A., as Joint Lead Arranger and as Administrative Agent ("Agent") and BNP PARIBAS, as Joint Lead Arranger and as Syndication Agent.

                                    RECITALS:

     WHERAS, Borrowers, Guarantor and Lenders in the capacities stated above, entered into that Second Amended and Restated Credit Agreement dated as of September 27, 2004, as amended by First Amendment to Second Amended and Restated Credit Agreement dated as of December 27, 2004, by Second Amendment to Second Amended and Restated Credit Agreement dated as of April 1, 2005, and by Third Amendment to Second Amended and Restated Credit Agreement dated as of October 13, 2005 (as amended, the "Credit Agreement"); and

     WHEREAS, Borrowers, Guarantor and Lenders desire to amend the Credit Agreement in certain respects.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:

                                    Agreement

     Section 1. Definitions. Except as otherwise expressly provided herein, all terms defined in the Credit Agreement shall have the same meanings herein.

     Section 2. New Definitions. Section 1 of the Credit Agreement is hereby amended to include the following additional defined terms in their appropriate alphabetical order:

          (a) Intercreditor Agreement means that certain Intercreditor and Subordination Agreement dated November 15, 2005, executed by Borrowers, Guarantor, Agent, and BNP Paribas, as Subordinated Administrative Agent, as the same may be amended, modified or restated from time to time.

          (b) Subordinated Debt means all obligations owed by either Borrower or Guarantor pursuant to the Subordinated Loan Agreement, the Subordinated Notes or any related document or instrument, as the same may be amended, modified or restated from time to time.


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          (c) Subordinated Loan Agreement means that certain Second Lien Term
     Loan Agreement dated November 15, 2005, executed by Borrowers, BNP Paribas, as Administrative Agent, and the other lenders parties thereto, as the same may be amended, modified or restated from time to time.

          (d) Subordinated Notes means the subordinated promissory notes issued pursuant to the Subordinated Loan Agreement, as the same may be renewed, extended, modified or amended from time to time.

     Section 3. Amendment to Definition of Change of Control. The definition of "Change of Control" in Section 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          Change of Control shall occur (i) if a majority of the individuals comprising the Board of Directors of PPC as of the Effective Date shall either resign, be declared incompetent or otherwise be removed (voluntarily or involuntarily) or cease to serve as members of the Board of Directors of PPC, (ii) upon the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, the "1934 Act") of an aggregate of 35% or more of the Voting Power of PPC's outstanding Voting Securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act), and/or (iii) upon the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of PPC and its Subsidiaries taken as a whole to any "person" (as such term is used in Sections 13(d) and 14(d) of the 1934 Act). For purposes of the definition of "Change of Control," Voting Securities" means all securities of a company entitling the holders thereof to vote in an election of directors (without consideration of the rights of any class of stock other than the common stock to elect directors by a separate class vote); and a specified percentage of the "Voting Power" of a company means such number of the Voting Securities as will enable the holders thereof to cast such percentage of all the votes which could be cast in an election of directors (without consideration of the rights of any class of stock other than the common stock to elect directors by a separate class vote).

     Section 4. Amendment to Definition of Consolidated Current Liabilities. The definition of "Consolidated Current Liabilities" in Section 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          Consolidated Current Liabilities means the total of consolidated current obligations as determined in accordance with GAAP, excluding therefrom, as of any date, current maturities due on the Loans and the Subordinated Notes, and excluding the after-tax net effect of any non-recurring non-cash charges after June 30, 2004, under Financial Accounting Standards Board Statement No. 133, as amended, supplemented or modified from time to time.

     Section 5. Amendment to Definition of Permitted Liens. The definition of "Permitted Liens" in Section 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          Permitted Liens shall mean (i) royalties, overriding royalties, reversionary interests, production payments and similar burdens to the extent the same do not reduce either Borrower's or Guarantor's net revenue interest in the Oil and Gas Properties to an interest below that represented to Agent and Lenders; (ii) sales contracts or other


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     arrangements for the sale of production of oil, gas or associated liquid or gaseous hydrocarbons which would not (when considered cumulatively with the matters discussed in clause (i) above) deprive either Borrower or Guarantor of any material right in respect of its assets or properties (except for rights customarily granted with respect to such contracts and arrangements); (iii) statutory Liens for taxes or other assessments that are not yet delinquent (or that, if delinquent, are being contested in good faith by appropriate proceedings, levy and execution thereon having been stayed and continue to be stayed and for which either Borrower or Guarantor has set aside on its books adequate reserves in accordance with GAAP); (iv) easements, rights of way, servitudes, permits, surface leases and other rights in respect to surface operations, pipelines, grazing, logging, canals, ditches, reservoirs or the like, conditions, covenants and other restrictions, and easements of streets, alleys, highways, pipelines, telephone lines, power lines, railways and other easements and rights of way on, over or in respect of either Borrower's or Guarantor's assets or properties and that do not individually or in the aggregate cause a Material Adverse Effect; (v) materialmen's, mechanic's, repairman's, employee's, vendor's, laborer's warehousemen's, landlord's, carrier's, pipeline's, contractor's, sub-contractor's, operator's, non-operator's (arising under operating or joint operating agreements), and other Liens (including any financing statements filed in respect thereof) incidental to obligations incurred by either Borrower or Guarantor in connection with the construction, maintenance, development, transportation, processing, storage or operation of either Borrower's or Guarantor's assets or properties to the extent not delinquent (or which, if delinquent, are being contested in good faith by appropriate proceedings and for which either Borrower or Guarantor, as applicable, has set aside on its books adequate reserves in accordance with GAAP); (vi) all contracts, agreements and instruments, and all defects and irregularities and other matters affecting either
     Borrower's or Guarantor's assets and properties which were in existence at the time either Borrower's or Guarantor's assets and properties were originally acquired by it and all routine operational agreements entered into in the ordinary course of business, which contracts, agreements, instruments, defects, irregularities and other matters and routine operational agreements are not such as to, individually or in the aggregate, interfere materially with the operation, value or use of either Borrower's or Guarantor's assets and properties, considered in the aggregate; (vii) liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations; (viii) legal or equitable encumbrances deemed to exist by reason of the existence of any litigation or other legal proceeding or arising out of a judgment or award with respect to which an appeal is being prosecuted in good faith and levy and execution thereon have been stayed and continue to be stayed; (ix) rights reserved to or vested in any municipality, governmental, statutory or other public authority to control or regulate either Borrower's or Guarantor's assets and properties in any manner, and all applicable laws, rules and orders from any governmental authority; (x) landlord's liens; (xi) Liens incurred pursuant to the Security Instruments; and (xii) Liens securing the Subordinated Debt. Provided, however, that the definition of the term "Permitted Liens" does not include Liens of any kind or character which are prior by perfection to Liens on the Collateral held by Agent, or which may, by operation of law, become prior to such Liens held by Agent.

     Section 6. Amendment to Letter of Credit Provisions. Section 2(d) and
Section 2(e) of the Credit Agreement are hereby amended in their entirety to read as follows, respectively:

          (d) Letters of Credit. On the terms and conditions hereinafter set forth, the Agent, or an Affiliate of Agent, shall from time to time during the period beginning on


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     the Effective Date and ending on the Maturity Date upon request of either
     Borrower issue standby Letters of Credit for the account of either Borrower (the "Letters of Credit") in such face amounts as either Borrower may request, but not to exceed in the aggregate face amount at any time outstanding the sum of One Million and No/100 Dollars ($1,000,000.00). The face amount of all Letters of Credit issued and outstanding hereunder shall be considered as Advances on the Commitment for Borrowing Base purposes and all payments made by the Agent, or any issuing Affiliate of Agent, on such Letters of Credit shall be considered as Advances under the Notes. Each Letter of Credit used for the account of either Borrower hereunder shall
     (i) be in favor of such beneficiaries as are specifically requested by such Borrower for purposes of securing such Borrower's obligations associated with its oil and gas operations and activities, or securing such Borrower's obligations in connection with Rate Management Transactions permitted under this Agreement, (ii) have an expiration date not exceeding the earlier of
     (a) one year or (b) the Maturity Date, and (iii) contain such other terms and provisions as may be required by Agent. Each Lender (other than Agent, except in cases where an Affiliate of Agent is the issuer) agrees that, upon issuance of any Letter of Credit hereunder, it shall automatically acquire a participation in the Agent's, or its issuing Affiliate's, liability under such Letter of Credit in an amount equal to such Lender's Commitment Percentage of such liability, and each Lender (other than Agent, except in cases where an Affiliate of Agent is the issuer) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to Agent, or its issuing Affiliate, to pay and discharge when due, its Commitment Percentage of Agent's, or its issuing Affiliate's, liability under such Letter of Credit. The Borrowers hereby, jointly and severally, unconditionally agree to pay and reimburse the Agent, or its issuing Affiliate, for the amount of each demand for payment under any Letter of Credit that is in compliance with the provisions of any such Letter of Credit at or prior to the date on which payment is to be made by the Agent, or its issuing Affiliate, to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind. Upon receipt from any beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the Agent shall promptly notify the Borrowers of the demand and the date upon which such payment is to be made by the Agent, or its issuing Affiliate, to such beneficiary in respect of such demand. Forthwith upon receipt of such notice from the Agent, Borrowers shall advise the Agent whether or not Borrowers intend to borrow hereunder to finance their obligations to reimburse the Agent, or its issuing Affiliate, and if so, submit a Notice of Borrowing as provided in Section 2(c) hereof. If Borrowers fail to so advise Agent and thereafter fail to reimburse Agent, or its issuing Affiliate, the Agent shall notify each Lender of the demand and the failure of the Borrowers to reimburse the Agent, or its issuing Affiliate, and each Lender shall reimburse the Agent, or its issuing Affiliate, for its Commitment Percentage of each such draw paid by the Agent, or its issuing Affiliate, and unreimbursed by the Borrowers. All such amounts paid by Agent, or its issuing Affiliate, and/or reimbursed by the Lenders shall be treated as an Advance or Advances under the Commitment, which Advances shall be immediately due and payable and shall bear interest at the Maximum Rate.

          (e) Procedure for Obtaining Letters of Credit. The amount and date of issuance, renewal, extension or reissuance of a Letter of Credit pursuant to the Lenders' commitments above in Section 2(d) shall be designated by either Borrower's written request delivered to Agent at least three (3) Business Days prior to the date of such issuance, renewal, extension or reissuance. Concurrently with or promptly following the delivery of the request for a Letter of Credit, the Borrower making such request shall


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     execute and deliver to the Agent, or its issuing Affiliate, an application and agreement with respect to the Letter of Credit, said application and agreement to be in the form used by the Agent, or its issuing Affiliate. Neither the Agent nor any Affiliate of Agent shall be obligated to issue, renew, extend or reissue such Letter of Credit if (A) the amount thereon when added to the face amount of the outstanding Letters of Credit plus any Reimbursement Obligations exceeds One Million and No/100 Dollars ($1,000,000.00) or (B) the amount thereof when added to the Total Outstandings would exceed the Commitment. Borrowers, jointly and severally, agree to pay the Agent, or its issuing Affiliate, for the benefit of the Lenders commissions for issuing the Letters of Credit (calculated separately for each Letter of Credit) in an amount equal to the greater of
     (i) the LIBOR Margin in effect per annum at the time of issuance times the maximum face amount of the Letter of Credit (calculated on the basis of actual days elapsed or a year consisting of 360 days) or (ii) $500.00. In addition, Borrowers, jointly and severally, agree to pay to the Agent, or its issuing Affiliate, for its own account an additional commission of one-quarter of one percent (.25%) times the maximum face amount of such Letter of Credit for issuing each such Letter of Credit. Such commissions shall be payable prior to the issuance of each Letter of Credit and thereafter on each anniversary date of such issuance while such Letter of Credit is outstanding.

     Section 7. New Affirmative Covenant. Section 12 of the Credit Agreement is hereby amended to include an additional affirmative covenant reading as follows:

          (x) Subordinated Loan Agreement. Borrowers and Guarantor will (i) furnish to Agent copies of all documents, instruments, notices, reports, certificates or other items which are furnished to or received from the administrative agent or any lender pursuant to the terms of the Subordinated Loan Agreement or any Loan Documents (as defined in the Subordinated Loan Agreement), at the same time as the same are furnished to the administrative agent or any lender pursuant to the terms of Subordinated Loan Agreement or any such Subordinated Loan Documents (except to the extent a copy of any such item has previously been furnished to Agent), and (ii) grant to Agent for the ratable benefit of the Lenders a first and prior Lien on any of their assets upon which the administrative agent or any lender under the Subordinated Loan Agreement is granted a Lien, prior to granting any such Lien to the administrative agent or any lender under the Subordinated Loan Agreement.

     Section 8. Amendment to Debt Covenant. Section 13(f) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (f) Debts, Guaranties and Other Obligations. Neither either Borrower nor Guarantor will, and will not permit any Subsidiary to, incur, create, assume or in any manner become or be liable in respect of any indebtedness, or guarantee or otherwise in any manner become or be liable in respect of any indebtedness, liabilities or other obligations of any other Person, whether by agreement to purchase the indebtedness of any other Person or agreement for the furnishing of funds to any other Person through the purchase or lease of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the indebtedness of any other Person, or otherwise, except that the foregoing restrictions shall not apply to:

               (i) the Notes and any renewal or increase thereof, or other indebtedness heretofore disclosed to Lenders in the Borrowers' or Guarantor's Financial Statements or on Schedule "4" hereto; or


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               (ii) taxes, assessments or other government charges which are not yet due or are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by GAAP shall have been made therefor and levy and execution thereon have been stayed and continue to be stayed; or

               (iii) indebtedness (other than in connection with a loan or lending transaction) incurred in the ordinary course of business which is not more than 60 days past due, including, but not limited to indebtedness for drilling, completing, leasing and reworking oil and gas wells; or

               (iv) obligations under Rate Management Transactions permitted pursuant to Section 13(l) hereof; or

               (v) the Subordinated Debt; or

               (vi) other indebtedness not exceeding $250,000 in the aggregate for Borrowers, Guarantor and Subsidiaries outstanding at any time; or

               (vii) any renewals or extensions of (but, other than in the case of the Notes, not increases in) any of the foregoing.

     Section 9. New Negative Covenant. Section 13 of the Credit Agreement is hereby amended to include an additional negative covenant reading as follows:

          (r) Subordinated Debt. Neither either Borrower nor Guarantor will (i) amend or enter into any agreement to amend or otherwise change the Subordinated Loan Agreement or any agreement or instrument executed in connection therewith, except as permitted by Section 2.16 of the Intercreditor Agreement, (ii) fail to comply in any material respect with the provisions of the Intercreditor Agreement, or (iii) make any prepayment of amounts owing under the Subordinated Notes.

     Section 10. Events of Default. Section 14 of the Credit Agreement is hereby amended to include an additional "Event of Default" reading as follows:

          (n) an Event of Default (as defined therein) shall occur under the terms of the Subordinated Loan Agreement or under any document or instrument executed in connection therewith.

     Section 11. Representations and Warranties of Borrowers and Guarantor. Borrowers and Guarantor hereby jointly and severally represent and warrant to Lenders as follows:

          (a) The representations and warranties contained in Section 10 of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, except for those representations and warranties which address matters only as of a particular date (which remain true and correct as of such date).

          (b) No Event of Default or Default has occurred and is continuing under the Credit Agreement.


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          (c) The execution, delivery and performance by Borrowers and Guarantor of this Fourth Amendment are within the Borrowers' and Guarantor's partnership, corporate and limited liability company powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provisions of applicable law or any material agreement binding upon Borrowers, Guarantor or their respective Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Borrowers, Guarantor or their respective Subsidiaries, except Permitted Liens.

          (d) This Fourth Amendment constitutes the valid and binding obligation of Borrowers and Guarantor enforceable in accordance with its terms except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

     Section 12. Conditions Precedent. This Fourth Amendment shall be effective as of the date upon which all of the following conditions have been satisfied:

          (a) Agent shall have received counterparts of this Fourth Amendment duly executed by Borrowers, Guarantor and Lenders;

          (b) the Borrowers and Guarantor shall have provided to Agent (i) a copy of resolutions, in form and substance satisfactory to Agent, of the Board of Directors of PPC authorizing the execution, delivery and performance of this Fourth Amendment and any other Loan Documents to be executed or delivered pursuant hereto, certified by the secretary or an assistant secretary of PPC, which certificate shall be in form and substance satisfactory to Agent and Agent's counsel and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded, (ii) a copy of the resolutions, in form and substance satisfactory to Agent, duly adopted by the respective partners of PLP authorizing the execution, delivery and performance of this Fourth Amendment and any other Loan Documents to be executed or delivered by PLP pursuant hereto, certified by PLP's general partner, which certificate shall be in form and substance satisfactory to Agent and Agent's counsel and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded, and (iii) resolutions, in form and substance satisfactory to Agent, of the managers of Guarantor authorizing the execution, delivery and performance of this Fourth Amendment and any other Loan Documents to be executed or delivered pursuant hereto, certified by its secretary or assistant secretary, which certificate shall be in form and substance satisfactory to Agent and Agent's counsel and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded;

          (c) The Borrowers and Guarantor shall have provided to Agent copies of all documents, instruments, notices, reports, certificates and/or other items executed and/or delivered by any of them in connection with the Subordinated Loan Agreement;

          (d) The transactions contemplated by that certain Purchase and Sale Agreement dated October 14, 2005, by and among Lynx Production Company, Inc., et al., as Sellers, and Parallel, L.P., as Buyer (the "Purchase Agreement") shall have been consummated upon terms and pursuant to instruments satisfactory to Agent, and Borrowers and Guarantor shall have provided to Agent true and correct copies of all documents, instruments and certificates delivered in connection with such transaction;

          (e) PLP shall have executed and delivered to Agent a first and prior deed of trust Lien on all properties acquired by PLP pursuant to the Purchase Agreement, pursuant to instruments in form and substance satisfactory to Agent;


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          (f) The Borrowers shall have provided to Agent a certificate of insurance coverage of the Borrowers evidencing that the Borrowers are carrying insurance in accordance with Section 12(h) of the Credit Agreement and reflecting that all acquired insurance policies are endorsed in favor of and made jointly payable to Agent as its interests may appear, naming Agent and the Lenders as "additional insureds" and providing that the insurer will give at least thirty (30) days prior notice of any cancellation to Agent; and

          (g) Agent shall have received any other documents, certificates and opinions in connection with this Fourth Amendment that may be requested by Agent, in form and substance satisfactory to Agent.

     Section 13. Ratification of Credit Agreement and Other Loan Documents. Except as expressly amended hereby, the Credit Agreement and all of the other Loan Documents are and shall be unchanged and all of the terms, provisions, covenants, conditions, schedules and exhibits thereof shall remain and continue in full force and effect and are hereby ratified and confirmed by Borrowers, Guarantor and Lenders as of the date of this Fourth Amendment as if the Credit Agreement and the other Loan Documents were executed by Borrowers, Guarantor and the other parties thereto as of the date of this Fourth Amendment. The amendments contemplated hereby shall not limit or impair any Liens securing the Loans, each of which are hereby ratified, affirmed and extended to secure the Loans as they may be increased pursuant hereto.

     Section 14. No Waiver. Neither the execution by Lenders of this Fourth Amendment nor anything contained herein shall in anywise be construed or operate as a waiver by Lenders of any Default of Event of Default (whether now existing or that may occur hereafter) or of any of Lenders' or Agent's rights under the Credit Agreement as amended hereby or under any of the other Loan Documents.

     Section 15. Intercreditor Agreement. By its execution of this Fourth Amendment, each Lender hereby consents to and agrees to be bound by the terms of the Intercreditor Agreement and authorizes Agent to execute the Intercreditor Agreement as Agent on behalf of such Lender.

     Section 16. Miscellaneous.

          16.1 Legal Expenses. The Borrowers hereby agree to pay on demand all reasonable fees and expenses of counsel to the Agent incurred by the Agent in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents.

          16.2 Multiple Counterparts. This Fourth Amendment may be executed in a number of identical separate counterparts (including by facsimile transmission), each of which for all purposes is to be deemed an original but all of which shall constitute, collectively, one agreement. No party to this Fourth Amendment shall be bound hereby until a counterpart of this Fourth Amendment has been executed by all parties hereto.

          16.3 Reference to Agreement. Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

          16.4 Governing Law. This Fourth Amendment is being executed and delivered, and is intended to be performed, in Midland, Midland County, Texas, and the substantive laws of Texas shall govern the validity, construction, enforcement and


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     interpretation of this Fourth Amendment and all other documents and instruments referred to herein, unless otherwise specified therein.

          16.5 Plural and Singular Forms. The definitions given to terms defined hereby shall be equally applicable to both the singular and plural forms of such terms.

          16.6 Final Agreement. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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     IN WITNESS THEREOF, Borrowers, Guarantor and Lenders have caused this
Fourth Amendment to be duly executed as of the day and year first above written.

BORROWERS:                              PARALLEL PETROLEUM CORPORATION,
                                        a Delaware corporation


                                        By: /s/ Steven D. Foster
                                            ------------------------------------
                                            Steven D. Foster
                                            Chief Financial Officer


                                        PARALLEL, L.P., a Texas limited
                                        partnership

                                        By: Parallel Petroleum Corporation,
                                            Its General Partner


                                        By: /s/ Steven D. Foster
                                            ------------------------------------
                                            Steven D. Foster
                                            Chief Financial Officer


GUARANTOR:                              PARALLEL, L.L.C., a Delaware limited
                                        liability company


                                        By: /s/ Steven D. Foster
                                            ------------------------------------
                                            Steven D. Foster
                                            Chief Financial Officer

                  [SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]


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LENDERS:                                CITIBANK TEXAS, N.A. a national banking
                                        association, as Joint Lead Arranger and
                                        Administrative Agent and as a Lender


                                        By: /s/ Frank K. Stowers
                                            ------------------------------------
                                            Frank K. Stowers
                                            Senior Vice President

                 [SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]


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                                        BNP PARIBAS, as Joint Lead Arranger and
                                        Syndication Agent and as a Lender


                                        By: /s/ Brian Malone
                                            ------------------------------------
                                        Name: Brian Malone
                                        Title: Managing Director


                                        By: /s/ Gabe Ellisor
                                            ------------------------------------
                                        Name: Gabe Ellisor
                                        Title: Vice President

                  [SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]


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                                        WESTERN NATIONAL BANK,
                                        as a Lender


                                        By: /s/ Wesley D. Bownds
                                            ------------------------------------
                                            Wesley D. Bownds
                                            Senior Vice President

                  [SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]


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                                        CITIBANK, F.S.B.,
                                        as a Lender


                                        By: /s/ Christopher Webb
                                            ------------------------------------
                                        Name: Christopher Webb
                                        Title: Senior Vice President

                  [SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]


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